UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021

GOLDEN NUGGET ONLINE GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38893 (Commission File Number)	83-3593048 (IRS Employer Identification No.)

1510 West Loop South, Houston, Texas 77027

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 713-850-1010

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	GNOG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on August 9, 2021, Golden Nugget Online Gaming, Inc., a Delaware corporation (the “Company” or “GNOG”), DraftKings Inc., a Nevada corporation ( “DraftKings”), New Duke Holdco, Inc., a Nevada corporation and a wholly owned subsidiary of DraftKings (“New DraftKings”), Duke Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of New DraftKings, and Gulf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New DraftKings (“Gulf Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”), pursuant to which, among other things, Gulf Merger Sub will merge with and into GNOG (the “Gulf Merger”), with GNOG surviving the Gulf Merger as a wholly owned subsidiary of New DraftKings.

The parties’ obligations to consummate the transactions contemplated by the Merger Agreement (the “Transactions”) are conditioned upon, among other things, the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on such matter. On September 8, 2021, each of (i) Tilman J. Fertitta, the holder of 4,090,625 shares of Class A Common Stock, par value $0.0001 per share, of the Company, and (ii) Landry’s Fertitta, LLC, the holder of 31,657,545 shares of Class B common stock, par value $0.0001 per share, of the Company, which together represent approximately 88% of the combined voting power of all outstanding shares of the Company’s common stock, pursuant to Section 6.4(a) of the Merger Agreement, delivered to the Company a written consent adopting the Merger Agreement and approving the Transactions, including the Gulf Merger. Accordingly, on September 8, 2021, the Merger Agreement was adopted by the Company’s stockholders, which satisfies one of the conditions to the closing of the Transactions. The closing of the Transactions remains subject to the satisfaction or waiver of the remaining conditions set forth in the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of GNOG's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. These forward-looking statements include, without limitation, DraftKings’ and GNOG’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions, the satisfaction of the closing conditions to the proposed Transactions and the timing of the completion of the proposed Transactions. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of DraftKings’ and GNOG’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against DraftKings and GNOG following the announcement of the Merger Agreement and the transactions contemplated therein; (2) the inability to complete the proposed Transactions, including due to failure to obtain approvals or other determinations from certain gaming regulatory authorities, or to satisfy other conditions to closing in the Merger Agreement; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the inability to obtain or maintain the listing of New DraftKings Class A common stock on The Nasdaq Stock Market following the proposed Transactions; (5) the risk that the proposed Transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed Transactions; (6) the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed Transactions; (8) changes in applicable laws or regulations, particularly with respect to gaming, gambling, sportsbooks, fantasy sports and other similar businesses; (9) the possibility that DraftKings, GNOG or the combined company may be adversely affected by other economic, business, and/or competitive factors; (10) market and supply chain disruptions due to the COVID-19 outbreak or other epidemics, pandemics or similar public health events; and (11) other risks and uncertainties indicated from time to time in GNOG’s filings with the Securities and Exchange Commission (“SEC”), including the joint information statement/prospectus relating to the proposed Transactions when filed. GNOG cautions that the foregoing list of factors is not exclusive. GNOG cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see those described under “Risk Factors” in GNOG's filings with the SEC. GNOG does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information about the Transactions and Where to Find It

In connection with the proposed Transactions, New DraftKings intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include an information statement of GNOG, an information statement of DraftKings, an offering prospectus of New DraftKings, and certain other related documents. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DRAFTKINGS, NEW DRAFTKINGS AND GNOG AND THE TRANSACTIONS. The definitive information statements that will form part of the Registration Statement will be mailed to stockholders of GNOG and DraftKings as of a record date to be established. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN NUGGET ONLINE GAMING, INC.

Date: September 8, 2021	By:	/s/ Michael Harwell
Name: Michael Harwell